FIRSTFIRE GLOBAL OPPORTUNITIES FUND LLC

1040 First Avenue, Suite 190

New York, NY 10022

June 10, 2016

eWELLNESS HEALTHCARE CORPORATION

11825 Major Street

Culver City, California 90230

Attention: Darwin Fogt

Reference is made to the $275,000 senior convertible promissory note, dated December 7, 2015 (the “Note”) issued by eWELLNESS HEALTHCARE CORPORATION., a Delaware corporation (referred to herein as “Borrower”) to FIRSTFIRE GLOBAL OPPORTUNITIES FUND LLC (referred to herein as the “Lender”). All capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Note.

Please be advised that Lender hereby agrees to extend the Maturity Date of the Note from June 7, 2016 to [  ], 2016. Additionally, the Lender agrees to extend the date required to raise additional capital, as set forth in Section 3.19 from 120 days from the Listing Date to [  ] days from the Listing Date.

Except as amended hereby, all of the other terms and conditions of the Note and related Note Purchase Agreement between the Borrower and the Lender shall remain in full force and effect.

Please confirm your acceptance of the foregoing arrangements.

Very truly yours,

FirstFire Global Opportunities Fund LLC

By:
Name;	Eli Fireman
Title:

Accepted and agreed to:

eWellness Healthcare Corporation

By
Name:	Darwin Fogt
Title:	CEO